UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2012

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51403	26-2590455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA	70094
(Address of Principal Executive Offices)	(Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2012, Blackwater New Orleans, L.L.C. (“BWNO”), a wholly-owned subsidiary of Blackwater Midstream Corp. (the “Company”), entered into a non-revolving Line of Credit and Term Note, which converts to a term loan agreement (the "Loan Agreement") with JP Morgan Chase Bank, N.A. ("JPM") in the principal amount not to exceed $2,300,000 (the "Loan Amount"). The primary purpose of the loan is to finance the construction of two new 50,000 barrel carbon steel storage tanks at its Westwego, LA terminal, with one of the tanks being constructed to service a recently signed 42 month storage contract.  A portion of the loan, approximately $300,000, will be used to finance system modifications needed at various tanks at the Company’s Salisbury, MD terminal.

The Loan Amount bears interest at the JPM Commercial Bank Prime floating rate.  BWNO will pay consecutive monthly installments of interest, commencing July 31, 2012 and continuing on the last day of each calendar month thereafter.  In addition, commencing January 31, 2013 and continuing on the last day of each calendar month thereafter, BWNO will pay principal installments of approximately $38,333.  All unpaid principal and accrued and unpaid interest is finally due and payable on December 31, 2017.  The Loan Agreement includes customary events of default, including, but not limited to, the failure of BWNO to pay any principal or interest when due, the breach of any representation or warranty in any of JPM's loan documents, or the insolvency or bankruptcy of BWNO.  Upon the occurrence of an event of default, the Loan Agreement will become due and payable automatically and without notice.

Additionally, in connection with the closing of the loan, BWNO entered into the following with JPM: the Fifth Amendment to the Credit Agreement (the “Credit Agreement”), an Allonge to Collateral Mortgage Note, dated December 23, 2008, and a First Amendment to Collateral Mortgage, Assignment of Leases and Rents and Security Agreement, dated December 23, 2008.

Blackwater Midstream Corp. entered into a continuing guaranty (the “Continuing Guaranty”), pursuant to which the Company guaranteed the obligations of BWNO to JPM.

Copies of all agreements are included as exhibits to this current report on Form 8-K.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 (d)           Exhibits

Exhibit No.	Exhibit Description

10.01	$2,300,000 Line of Credit and Term Note with JP Morgan Chase Bank, N.A, dated June 22, 2012
10.02	Fifth Amendment to Credit Agreement with JP Morgan Chase Bank, N.A., dated June 22, 2012
10.03	Allonge to Collateral Mortgage Note, dated June 22, 2012
10.04	First Amendment to Collateral Mortgage, Assignment of Leases and Rents and Security Agreement, dated June 22, 2012
10.05	Continuing Guaranty, dated June 22, 2012
10.06	Excerpt of resolution from Blackwater’s Board of Directors’ meeting, dated June 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2012

BLACKWATER MIDSTREAM CORP. a Nevada corporation By: /s/ Donald St. Pierre Donald St. Pierre Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.01	$2,300,000 Line of Credit and Term Note with JP Morgan Chase Bank, N.A, dated June 22, 2012
10.02	Fifth Amendment to Credit Agreement with JP Morgan Chase Bank, N.A., dated June 22, 2012
10.03	Allonge to Collateral Mortgage Note, dated June 22, 2012
10.04	First Amendment to Collateral Mortgage, Assignment of Leases and Rents and Security Agreement, dated June 22, 2012
10.05	Continuing Guaranty, dated June 22, 2012
10.06	Excerpt of resolution from Blackwater’s Board of Directors’ meeting, dated June 18, 2012